WELCOME TO 2020 ANNUAL SHAREHOLDERS MEETING NOVEMBER 20, 2020 Exhibit 99.1

IMPORTANT CAUTIONARY STATEMENT This presentation contains forward-looking statements. Investors are cautioned against placing undue reliance on these statements. All statements relating to events or results that may occur in the future are forward-looking statements, including, without limitation, statements regarding the following: the regulatory pathway for our products, including our existing and planned investigative new drug application and pre-market approval requirements, the timing, design and success of our clinical trials and pursuit of biologic license applications (“BLAs”) and other regulatory approvals for certain products; our expectations regarding our ability to continue marketing our micronized products and certain other products during and following the end of the period of enforcement discretion announced by the United States Food and Drug Administration (“FDA”); expectations regarding future revenue growth, including product innovations, expansion into additional domestic and international markets, our product pipeline and the potential to increase our product offerings, and future research and development expenses; ongoing and future effects arising from the COVID-19 pandemic and the Company’s plans to adhere to governmental recommendations with respect thereto; our expectations regarding market opportunities, expected growth in certain markets, and demographic and market trends.; and our expectations regarding our ability to resolve certain legal matters. Forward-looking statements generally can be identified by words such as “expect,” “will,” “change,” “intend,” “seek,” “target,” “future,” “plan,” “continue,” “potential,” “possible,” “could,” “estimate,” “may,” “anticipate,” “to be” and similar expressions. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company’s operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to differ materially. Factors that may cause such a difference include, without limitation, those discussed under the heading “Risk Factors” in our most recent Form 10-Q and in our Form 10-K for the year ended December 31, 2019. Unless required by law, the Company does not intend, and undertakes no obligation, to update or publicly release any revision to any forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, a change in circumstances or otherwise. Each forward-looking statement contained herein is specifically qualified in its entirety by the aforementioned factors.

MEETING AGENDA Introductions Annual Meeting Matters Company Highlights Commercial Research & Development Question & Answer Session 1 2 3 4 5 6

ANNUAL MEETING MATTERS

ANNUAL MEETING AGENDA QUORUM DESCRIPTION OF BUSINESS ITEMS: Election of Two Class I Directors Approval of Amendment to Charter to Increase the Number of Authorized Shares of Common Stock Approval of Amendments to the Company’s 2016 Equity and Cash Incentive Plan OPENING OF POLLS FOR VOTING CLOSING OF POLLS REPORT ON RESULTS OF VOTE ADJOURNMENT COMPANY PRESENTATION QUESTION & ANSWER SESSION 1 2 3 4 5 6 7 8

COMPANY HIGHLIGHTS

PATIENTS ARE WHY WE ARE HERE. WE HAVE AN OPPORTUNITY AND RESPONSIBILITY TO MAKE A DIFFERENCE FOR THESE PATIENTS. AND IN DOING SO, GROW A SUCCESSFUL AND MEANINGFUL HEALTHCARE COMPANY.” “ TIMOTHY R. WRIGHT CHIEF EXECUTIVE OFFICER ALVIN PHYLLIS NICK RUTH

MIMEDX IS A PIONEER IN PLACENTAL BIOLOGICS Leading Brands in Existing Core Business Position Company to Capitalize on Late-stage Pipeline Business now positioned for sustainable & profitable growth Existing Core Business Late-Stage Pipeline Market opportunity Clinical evidence Commercialization

MIMEDX IS A PIONEER IN PLACENTAL BIOLOGICS Market Opportunity 17.5M Patients1 Clinical Evidence Target Product Profile Commercialization Strategy Existing Core Business Late-Stage Pipeline (1) Global Data Knee Reconstruction Data Model United States 2020 Business now positioned for sustainable & profitable growth

INCREASING OPTIMISM IN KNEE OA OPPORTUNITY

Informed by low dropout rate, additional dosing potential in Phase 2B clinical trial, and evolving competitive landscape

~1M-1.5M

>17.5 million U.S. KOA patients (growing 2% per year)[1]	**8.8 million** intra-articular injections across **4.4 million** patients[2,3]
Current Treatments • Corticosteroid injections • Viscosupplementation (e.g. Hyaluronic Acid) • Platelet Rich Plasma (PRP) • Emerging therapies	**~300K-800K** Potential candidates for injectable amnion/ chorion[4]



Offers **non-surgical** treatment option to **reduce pain** & **improve function**

(1) Knee Osteoarthritis; Global Data Knee Reconstruction Data Model United States 2020; (2) 2014 IQVIA Claims data with 2% growth rate; (3) Bannuru RR, Brodie CR, Sullivan MC, McAlindon TE. Safety of Repeated Injections of Sodium Hyaluronate (SUPARTZ) for Knee Osteoarthritis: A Systematic Review and Meta-Analysis. *Cartilage.* 2016;7(4):322-332. doi:10.1177/1947603516642271; Management Estimates based on at least two injections per patient; (4) Knee OA Primary Research/Conjoint Analysis (n=182) performed by Market Vision December 2019 https://www.mv-research.com/ (data on file); Management estimates

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MiMedx

THREE PRIMARY DOMAINS OF VALUE CREATION Operations Commercial R&D Core business investment drives sustainable growth and creates competitive advantage

COMMERCIAL

Existing Core Business Drive disease state awareness across care continuum Publish additional data Expand into additional wound applications FOUR KEY DRIVERS TO ACHIEVE CORE GROWTH Portfolio Expansion Advance market assessments and analytics Leverage clinical and regulatory expertise Invest in prioritized new markets Maximize core business Enhance sales force productivity and commercial analytics Highlight clinical and economic value Continue product innovation Explore additional priority markets Identify wound care adjacencies PURSUE INTERNATIONAL EXPANSION ENHANCE PORTFOLIO VALUE TARGET NEW BUSINESS EXPAND THE MARKET 2 1 3 4

AMNIOTIC TISSUE: LARGEST & FASTEST GROWING SEGMENT OF SKIN/DERMAL SUBSTITUTE MARKET

U.S. Amniotic Tissue Market



Competitor A
Competitor B
Competitor C
Others
MiMedx
~$233M



6%
CAGR
skin substitutes
$1B
+8-10%
CAGR
Amniotic Tissue Allografts
Xenograft Skin Substitutes
Others

Growth drivers:

- Aging population
- Growing prevalence of diabetes and chronic wounds
- Increasing number of wound care procedures
- Rising physician awareness of new treatment options
- Focus on clinical efficacy and cost effectiveness

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Source: BioMed GPS SmartTrak; CAGR 2019-2024E

MiMedx

Existing Core Business MAXIMIZING OPPORTUNITIES IN OUR CORE BUSINESS 2 1 3 Increase Market Opportunity Capture Disproportionate Share Invest to Enhance Commercial Excellence Model

STRATEGIES TACTICS Raise Patient Awareness Enhance Provider Engagement Leverage New Products Direct-to-patient initiatives Quality medical education for 1,500+ HCPs Leverage treatment options throughout care continuum 1 INCREASE MARKET OPPORTUNITY new!

CAPTURE DISPROPORTIONATE SHARE STRATEGIES TACTICS Communicate Product Differentiation Build Provider Confidence Build Payor Confidence Proprietary process More than 2 million allografts AHRQ data1,2 Generate health economic data Prove value to total cost of care Expand coverage to additional areas of use 2 (1) Agency for Healthcare Research and Quality (AHRQ); (2) Skin Substitutes for Treating Chronic Wounds Technical Brief; Technology Assessment Program; Agency for Healthcare Research and Quality, Feb 2, 2020 Reimbursement coverage, U.S. 300M+ lives

3 INVEST TO ENHANCE COMMERCIAL EXCELLENCE MODEL TACTICS Identify, Target, Educate Demand Generation Fulfillment Build Analytics and Customer Segmentation Target high value customers Education programs that drive awareness & utilization Expand Sales Team by 10%+ Near-term investment in structure and scale Improve productivity by targeting and training Promote Value-added support Insurance verification teams process >50,000 patients/yr Reimbursement education to improve customer efficiency 4,000+ accounts 2,500+ physicians CUSTOMER ECOSYSTEM STRATEGIES

RESEARCH & DEVELOPMENT

Existing Core Business Pipeline R&D STRATEGIC IMPERATIVES “361” pathway “Minimally manipulated” and “Homologous Use” Current Good Tissue Practices (CGTP) Requires FDA review “351” pathway More than “minimally manipulated” and/or “non-homologous use” Current Good Manufacturing Practices (CGMP) Requires FDA pre-market approval for specific indications of use ADVANCE TIMELINE TO BLA GROW CORE BUSINESS PROTECT EXISTING AREAS OF USE PRODUCT INNOVATION Regulatory Pathway Requires Different Development Approaches

PHASE 2B STUDY DEMONSTRATES SIGNIFICANT BENEFIT Primary Efficacy Endpoint: reduction in VAS (visual analog scale) score for pain (p<0.0001) Secondary Efficacy Endpoint: improvement in FFI-R (Foot Function Index-Revised) score (p=0.0004) At 3-month follow-up visit, average reduction VAS score for pain was 76% vs. 45% for Control 0% -10% -20% -30% -40% -50% -60% -70% -80% -90% -100% Reduction from Baseline Day 0 Month 1 Month 2 Month 3 Month 6 Month 12 At 3 months, subjects in placebo group were allowed to undergo alternative therapy AmnioFix Saline

PLANTAR FASCIITIS (PF) CURRENT STATUS Phase 2B study completed Phase 3 study enrollment completed 277 patients in September 2020 Last patient out in Q2 2021 Potential timeline* Meeting with FDA mid-2021 BLA filing 1H 2022 FDA approval and product launch 1H 2023 PF Study Informs Safety, Efficacy and Other Future Indications Plantar Fasciitis 1H 2H 1H 2H 1H 2H 1H 2H 2020 2021 2022 2023 PH3 Est. BLA Filing Est. BLA Approval * Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications.

RESULTS OF RETROSPECTIVE STUDY BY DR. KRIS ALDEN INDICATE SIGNIFICANT BENEFIT FROM mdHACM INJECTIONS Source: Alden KJ, Harris S, Hubbs B, Kot K, Istwan NB, Mason D. Micronized Dehydrated Human Amnion Chorion Membrane Injection in the Treatment of Knee Osteoarthritis-A Large Retrospective Case Series [published online ahead of print, 2019 Nov 28]. J Knee Surg. 2019;10.1055/s-0039-3400951. doi:10.1055/s-0039-3400951.

KNEE OSTEOARTHRITIS (OA) CURRENT STATUS

Phase 2B study ongoing

- Enrollment completed September 2020
  - Completed early, despite COVID-19 challenges
  - 447 patients enrolled
  - Drop-out rates lower than expected – 3% actual compared to 10% anticipated
- Last Patient Out for 6-month blinded observation in late 2021
- 6-month open-label extension allows all patients option to receive mdHACM

Potential timeline*

- Meeting with FDA in mid-2021
- Phase 3 initiation in first half 2022
- BLA filing 2H 2024 / 1H 2025
- FDA approval and product launch in 2H 2025 / 1H 2026

Critical success factors

- **Advantaged by CGMP readiness for Plantar Fasciitis BLA**
- **RMAT designation provides frequent dialogue with the FDA**



Phase 3 initiation
FDA meeting
Est. BLA Filing
Est. launch
Knee Osteoarthritis
PH2
PH3
1H 2H 1H 2H 1H 2H 1H 2H 1H 2H 1H 2H
2021 2022 2023 2024 2025 2026

* Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications

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MiMedx

BLA APPROVAL REQUIRES CMC+CGMP+RCTs


2020
2021
2022
2023
2024
2025
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
INJECTABLE AMNION-CHORION
Plantar Fasciitis
LPI
LPO
PHASE 3
Achilles Tendonitis
LPI
LPO
PHASE 3
Knee Osteoarthritis
LPI
LPO
PHASE 2
PHASE 3
Synergistic activities across both indications help contribute to overall BLA program
End of Enforcement Discretion
Estimated BLA Filing
Estimated BLA Approval
BLA Filing dependent on data readout

LPI = last patient in
LPO = last patient out

CMC = Chemistry, Manufacturing and Controls; CGMP = Current Good Manufacturing Practices; RCT = Randomized Controlled Trial; According to recently updated FDA guidance, FDA generally intends to exercise enforcement discretion through May 31, 2021, with respect to the IND and the premarket approval requirements for certain HCT/Ps, provided that use of the HCT/P does not raise reported safety concerns or potential significant safety concerns.; Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications

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MiMedx

MIMEDX IS A PIONEER IN PLACENTAL BIOLOGICS Core business investment drives sustainable growth and creates competitive advantage Existing Core Business Late-Stage Pipeline Market opportunity Clinical evidence Commercialization Business now positioned for sustainable & profitable growth

QUESTION & ANSWER SESSION

APPENDIX

REGULATORY ENVIRONMENT OVERVIEW 361 351 Human Tissue (i.e., placental tissue) When minimally manipulated When more than minimally manipulated Indication for use Homologous use* As indicated by clinical trial Manufacturing process cGTP cGMP FDA Oversight Regulated by the FDA for risk of disease transmission Approved by the FDA for a specific indication for use * Homologous use means that the donated tissue serves the same basic function in a recipient as the tissue as in the donor Enforcement Discretion: According to recently updated FDA guidance, FDA generally intends to exercise enforcement discretion through May 31, 2021, with respect to the IND and the premarket approval requirements for certain HCT/Ps, provided that use of the HCT/P does not raise reported safety concerns or potential significant safety concerns.

PHASE 2B STUDY DEMONSTRATES SIGNIFICANT BENEFIT

Plantar Fasciitis (PF)

Phase 2b Study, AIPF004

147, subjects randomized, **100.68%** complete enrollment

Total number of sites: 14

Study closed to enrollment, 12-month efficacy endpoint completed, study closeout visits completed

Final site monitoring visit completed August 14, 2018

Timetable for Analysis and Clinical Study Report:

Clinical Study Report for Phase 2B Plantar Fasciitis trial in development. Final draft of data tables reviewed with statistics group and final analytical data tables received by Clinical. These have been sent to Rho. Completion of the Clinical Study Report initiated and hope to complete and audit HPA by Dec 2020.

Per Protocol Analysis: 135 subjects

- LOCF Pooled Site analysis dataset: Completed
- LOCF Original Site: Completed
- Observed Case Pooled Site: Completed
- Observed Case Original Site: Completed
- Clinical Study Report (CSR): Date to be revised
- Manuscript: estimated submission for publication Q1 2021

- Primary Efficacy Endpoint: reduction in VAS (visual analog scale) score for pain ($p<0.0001$)
- Secondary Efficacy Endpoint: improvement in FFI-R (Foot Function Index-Revised) score ($p=0.0004$)
- At 3-mo. follow-up visit, average reduction VAS score for pain was 76% vs. 45% for Control


0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
Reduction from Baseline
Day 0
Month 1
Month 2
Month 3
Month 6
Month 12
At 3 months, subjects in placebo group were allowed to undergo alternative therapy
AmnioFix
Saline

"End of Phase 2 Meeting" - MiMedx met with FDA in April 2017

- Face to Face Meeting
- Presented Interim (3 month) Phase 2B data
- Presented Phase 3 Protocol and discussed
- FDA had no comments about clinical study, Phase 3 Initiated
- Since Phase 2 data were "interim" this was not labeled a formal End of Phase meeting, but served that purpose.
- Next planned meeting as per regulations is Pre-BLA submission

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MiMedx

INJECTABLE DEHYDRATED HUMAN AMNION/CHORION MEMBRANE (dHACM) IN THE TREATMENT OF KNEE OSTEOARTHRITIS

Kris Alden, MD, PhD, Hinsdale Orthopaedics, Hinsdale, IL

Retrospective study provided insight into potential for reducing pain and improving function

Purpose

To present our clinical experience using micronized dHACM injection as a treatment for symptomatic knee OA.

Methods

Study Design

- In a retrospective study design, data were abstracted from the electronic medical records of 82 OA patients and 100 knees injected with 100 mg dHACM by a single physician, over a 14-month period.
- Data collected included age, gender, adverse events and Knee injury and Osteoarthritis Outcome Score (KOOS) scores routinely recorded at baseline and 6 weeks, and 3 and 6 months, post-treatment.

Treatment with Injectable dHACM

- Treatment consisted of an injection of 100 mg of dHACM, suspended in 3 ml of 0.9% sterile normal saline performed by the primary author.
- Prior to injection, local anesthesia was achieved by injection of 2 mls of 0.5% Marcaine in the subcutaneous tissue.
- The dHACM allograft was injected through a 22 gauge needle with ultrasound guidance.
- Patients were instructed to stop all NSAIDs post injection.

Knee injury and Osteoarthritis Outcome Score (KOOS)

- In the KOOS scale used in this evaluation, 0 represents the worst situation (extreme problems with item assessed), while 100 is an ideal situation (no problems with item assessed).
- Effectiveness of dHACM treatment was measured by serial KOOS scores at 6 weeks, and 3 and 6 months.
- An improvement in KOOS score of at least 10 points is considered to represent meaningful positive clinical change.

Results

- Data from 82 patients with 100 treated knees were included for analysis. Of these 82 patients, the majority were female (51/82, 62%).
- Mean age at treatment was 61.6 ± 10.6 years, median age of 58.0 years with an age range of 36-89 years.
- Overall mean KOOS score for the cohort was 40 at baseline, improving to 52, 62 and 65 at 6 weeks, 3 months and 6 months post-dHACM injection. (Table 1)
- Within 6 weeks of dHACM injection all areas of assessment in the KOOS sub-scale had an improvement of mean score by greater than 10 points signifying meaningful positive clinical change.
- By 6 months, differences of 24.8-30 points were observed in all sub-categories.

Table 1 Mean KOOS over time

KOOS subscale	Preinjection	6 wk	3 mo	6 mo
Daily living	48.6 ± 18.0	65.8 ± 18.0	73.3 ± 18.4	77.3 ± 18.5
Pain	43.5 ± 15.6	60.5 ± 17.5	68.4 ± 19.0	72.8 ± 18.3
Quality of life	27.0 ± 18.8	43.3 ± 19.8	51.7 ± 22.1	57.0 ± 22.5
Sports/Recreation	24.7 ± 21.2	41.3 ± 25.5	50.9 ± 26.7	53.8 ± 28.8
Symptoms	44.7 ± 18.3	61.7 ± 17.7	67.8 ± 19.3	69.5 ± 19.5
Overall KOOS	39.6 ± 14.2	52.2 ± 17.9	61.9 ± 19.4	65.4 ± 21.0

Abbreviation: KOOS, Knee Injury and Osteoarthritis Outcome Score.
Note: Data presented as mean ± standard deviation.

- Percent increases in KOOS scores were 32%, 56% and 65% respectively. (Table 2)
- The largest improvements at 6 months were in the quality of life and sports/recreation domains, 111% and 118% respectively.
- Pain scores improved by 67% at 6 months. All scores improved throughout the observation period.
- Short term pain or soreness around the knee post-injection was a common observation.
- No serious or ongoing, unresolved adverse events were observed in this cohort.

Table 2 Mean percent increase over preinjection time point

KOOS subscale	Preinjection	6 wk	3 mo	6 mo
Daily living	0%	35%	51%	59%
Pain	0%	39%	57%	67%
Quality of life	0%	60%	91%	111%
Sports/Recreation	0%	67%	106%	118%
Symptoms	0%	38%	51%	55%
Overall KOOS	0%	32%	56%	65%

Abbreviation: KOOS, Knee Injury and Osteoarthritis Outcome Score.
Note: Data presented as percentage.

Conclusions

- To our knowledge, these data represents the largest single-physician experience with injectable amniotic tissue in the treatment of knee OA to date.
- In our experience, injectable dHACM appears to be a potentially useful treatment option for patients with knee OA.
- Further controlled studies are required to confirm these observations.

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MiMedx